April 24, 2015

ULTIMUS MANAGERS TRUST

Cincinnati Asset Management Funds: Broad Market Strategic Income Fund

Supplement to Prospectus
Dated October 1, 2014

This supplement updates certain information contained in the Prospectus of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund (the “Fund”) as described below. For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please contact the Fund at 1-800-514-3583.

The section entitled “Principal Investment Strategies”, on page 4 of the Prospectus, is amended and restated in its entirety:

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a broad market of securities that the Adviser believes are undervalued. The Fund’s investment adviser defines “broad market” as the span of credit qualities (i.e., AAA-rated to non-rated securities) and market capitalizations (i.e., large, middle, and small capitalization securities) of the overall market that it will consider for purchase for the Fund. These securities will be U.S. dollar denominated and may include fixed-income securities, common stock, preferred stock, master limited partnerships (“MLPs”), and Exchange Traded Funds (“ETFs”). The Fund may also invest in securities of foreign companies with significant U.S. operations or subsidiaries of foreign companies based in the U.S. While the Adviser primarily considers potential income from securities when evaluating possible investments for the Fund, the Adviser also looks for investments with capital appreciation potential.

The Fund may purchase securities issued by any size company or government body. The Fund may also purchase fixed-income securities of any credit quality, maturity, or yield. The Fund considers a security to be “investment grade” if Standard & Poor’s, Moody’s, or Fitch rate the security within their respective investment grade categories, or, if unrated, the Adviser determines that the security is of similar quality. Additionally, the Fund will target an average credit quality of BBB (as assigned by Standard & Poor’s),  Baa (as assigned by Moody’s) or BBB (as assigned by Fitch), or better. The average maturity of the fixed-income securities in the Fund’s portfolio will generally range from 6 to 8 years, and will not exceed a targeted maturity or average workout date of 10 years.

Under most market conditions, the Adviser expects to allocate approximately one-third of inflows to high-yield securities and two-thirds of inflows to investment grade securities. Further, the Fund’s net asset weights of high-yield securities and investment-grade securities are expected to generally track the allocation of inflows; however, the Fund’s actual net asset weightings may be higher or lower due to various factors, including, without limitation, the relative performance or upgrades and downgrades of individual securities. If the investment-grade allocation remains at or below 60% on a sustained basis, the Adviser will generally take such steps as it deems desirable to bring the Fund’s assets more in line with the Fund’s targeted allocation.

A security may be sold when the Adviser feels it is overvalued relative to other securities available for purchase; the Adviser identifies a more attractive investment; the Fund needs to maintain portfolio diversification or seeks to achieve its target allocation; or an individual issuer of a security held by the Fund experiences declining fundamentals, negative earnings or similar adverse events, or is expected to do so in the future.

Additionally, the section entitled “Investment Risks”, on pages 10-11 of the Prospectus, is amended and restated in its entirety:

Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a broad market of securities that the Adviser believes are undervalued. The Fund’s investment adviser defines “broad market” as the span of credit qualities (i.e., AAA-rated to non-rated securities) and market capitalizations (i.e. large, middle, and small capitalization securities) of the overall market that it will consider for purchase for the Fund. These securities will be U.S. dollar denominated and may include fixed-income securities, common stock, preferred stock, MLPs, and ETFs. The Fund may also invest in securities of foreign companies with significant U.S. operations or subsidiaries of foreign companies based in the U.S. While the Adviser considers potential income from securities when evaluating possible investments for the Fund, the Adviser also looks for investments with capital appreciation potential.

The Adviser evaluates two primary criteria when considering potential investments. The first relates to the Adviser’s view on the appreciation potential for a security. The Adviser seeks securities considered to be undervalued. Under the second criteria, the Adviser seeks companies it believes are poised to improve their earnings. In selecting securities for the Fund, the Adviser generally:

•	Identifies those industry groups and corporations that the Adviser believes are trading at a discount relative to the market and their historical relationship to the market, or exhibit other favorable characteristics (e.g., non or lower cyclicality);

•	Uses fundamental research to select those companies that exhibit asset strength and/or cash flow growth potential and a strong capital structure;

•	Seeks investments that the Adviser believes to be positioned to increase revenues and cash flows; and

•	Seeks companies that in the Adviser’s estimation have a better competitive position in their industry group.

The Fund’s portfolio is constructed and managed through the Adviser’s proprietary analytical discipline process. When selecting fixed-income securities for the Fund, the Adviser considers a security’s yield relative to that security’s quality. Decisions to buy and sell are based on a constant comparison of the Fund’s portfolio holdings to the securities included in the Adviser’s “focus list”. Through this comparison process, the Adviser will constantly seek to improve the quality, increase the yield, and manage the maturity of the Fund’s fixed-income portfolio.

The Fund may purchase securities issued by any size company or government body. The Fund may also purchase fixed-income securities of any credit quality, maturity, or yield. The Fund considers a security to be “investment grade” if Standard & Poor’s, Moody’s, or Fitch rate the security within their respective investment grade categories or, if unrated, the Adviser determines that the security is of similar quality. Additionally, the Fund will target an average credit quality of BBB (as assigned by Standard & Poor’s),  Baa (as assigned by Moody’s) or BBB (as assigned by Fitch), or better. The average maturity of the fixed-income securities in the Fund’s portfolio will generally range from 6 to 8 years, and will not exceed a targeted maturity or average workout date of 10 years. The Fund typically limits its exposure to any one industry to 20% of its total assets.

Under most market conditions, the Adviser expects to allocate approximately one-third of inflows to high-yield securities and two-thirds of inflows to investment grade securities. Further, the Fund’s net asset weights of high-yield securities and investment-grade securities are expected to generally track the allocation of inflows; however, the Fund’s actual net asset weightings may be higher or lower due to various factors, including, without limitation, the relative performance or upgrades and downgrades of individual securities. If the investment-grade allocation remains at or below 60% on a sustained basis, the Adviser will generally take such steps as it deems desirable to bring the Fund’s assets more in line with the Fund’s targeted allocation. When the Adviser believes the securities markets offer limited investment opportunity or are overpriced, the Fund may also invest in cash or cash equivalent positions (for example, shares of money market funds, short-term U.S. Government obligations, commercial paper, or repurchase agreements). The Fund may hold cash or cash equivalent positions for extended periods while the Adviser waits for the securities markets to offer more attractive investment opportunities.

A security may be sold when the Adviser believes it is overvalued relative to other securities available for purchase; the Adviser identifies a more attractive investment; the Fund needs to maintain portfolio diversification; or an individual issuer of a security held by the Fund experiences declining fundamentals, negative earnings or similar adverse events, or is expected to do so in the future.

Investors should retain this supplement for future reference.